Exhibit 99.1

Public Service Enterprise Group Incorporated

2021 Long-Term Incentive Plan

1.   Purpose of Plan.

The purposes of the Public Service Enterprise Group Incorporated 2021 Long-Term Incentive Plan (“Plan”) are to promote the growth and profitability of the Company and its Subsidiaries by enabling them to attract and retain the best available personnel for positions of substantial responsibility; to align Participants’ interests with those of the Company’s shareholders and thereby promote the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term shareholder return. To accomplish these purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Share Units, or any combination of the foregoing.

2.   Duration of Plan.

This Plan shall become effective upon the date it receives shareholder approval on April 20, 2021 (the “Effective Date”) and terminate on the tenth anniversary of the Effective Date, unless terminated earlier pursuant to Section 17 of the Plan. After this Plan is terminated, no Awards may be granted, however Awards previously granted shall remain outstanding subject to the terms and conditions of this Plan and the applicable Award Agreement.

3.   Definitions.

Capitalized terms used in this Plan have the meanings specified in this Section 3:

“Award” means a grant to a Participant of one or more Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units, or any combination thereof.

“Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of an Award granted under this Plan. An Award Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Committee, must be accepted by Participants within 45 calendar days from Grant Date and if not accepted within this period of time will result in the forfeiture of the Award.

“Aggregate Share Limit” means the maximum number of shares available for Awards under the Plan, as set forth in Section 6.

“Board of Directors” or “Board” means the Board of Directors of the Company.

“Cause” means an act of dishonesty, moral turpitude or an intentional or grossly negligent act, in each case, detrimental to the best interests of the Company or a Subsidiary, including violation of the Company’s Standards of Conduct, as determined by the Committee in its sole discretion, and as may be further defined in the Award Agreement.

“Change in Control” means the occurrence of any of the following events:

(1)

any “Person” (within the meaning of Section 13(d) of the Exchange Act) becomes the beneficial owner (within the meaning of Rule l3d-3 under the Exchange Act, a “Beneficial Owner”) of voting securities of the Company (excluding (i) any voting securities acquired directly from the Company or its Affiliates, (ii) any voting securities of the Company acquired in connection with an acquisition by the Company, (iii) voting securities of the Company acquired by an employee benefit plan (or related trust) sponsored or maintained by the Company or Affiliate, (iv) any voting securities of the Company acquired by any corporation pursuant to a transaction which complies with paragraphs (A) or (B) of subsection (3) or subsection (4) of this definition) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

(2)

during any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who at the beginning of such period constitute a majority of the Board (and any new directors whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason to constitute a majority thereof; or

(3)

there is consummated a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, at least 75% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then-outstanding securities; or

(4)

the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 75% of the combined voting power of the voting securities of which is owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing subparagraphs (1), (2), (3) and (4), a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” means the Internal Revenue Code of 1986, as amended, including regulations and guidance issued thereunder.

“Committee” means the Organization and Compensation Committee of the Board of Directors, or any committee or other person or persons designated by the Board of Directors as successor to the powers and duties of the Organization and Compensation Committee.

“Common Stock” means the Company’s authorized Common Stock, no par value, except as this may be adjusted pursuant to Section 16 or may be modified as provided in Section 17.

“Company” means Public Service Enterprise Group Incorporated, a New Jersey corporation, or any successor thereto.

“Date of Termination” means the first day occurring on or after the Grant Date of an Award on which the Participant is not performing services as an Employee for the Company or any Subsidiary, regardless of the reason for cessation of services. Unless determined otherwise by the Committee, if, as a result of a sale or other transaction, the organization for which a Participant is performing services as an Employee ceases to be the Company or a Subsidiary and the Participant is not, at the end of the 30-day period following the transaction, performing services as an Employee for the Company or a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Date of Termination.

“Disability” shall have the meaning ascribed to such term in the Company’s Long-Term Disability Plan (regardless of whether the Participant has such coverage).

“Effective Date” shall have the meaning set forth in Section 2.

“Employee” means any employee of the Company or a Subsidiary who is receiving remuneration for personal services rendered to the Company or Subsidiary, including any such person who is an officer of the Company or Subsidiary, but, for the avoidance of doubt, excluding (1) a non-employee director of the Company or a Subsidiary, (2) a consultant, (3) an independent contractor, (4) an individual who is a “leased employee” within the meaning of Code Section 414(n), or (5) any other individual engaged by the Company or Subsidiary in a relationship that the Company characterizes as other than an employment relationship or who has waived their rights to coverage as an employee (regardless of whether a determination is made by the Internal Revenue Service or other governmental agency or court after the individual is engaged to perform such services that the individual is an employee of the Company or Subsidiary for the purposes of the Code or otherwise).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Period” means the period beginning on the date on which an Option or Stock Appreciation Right becomes exercisable pursuant to its terms, and ending on the Expiration Date (as defined in the applicable Award Agreement) of such Option or Stock Appreciation Right.

“Exercise Price” means the price established by the Committee (or determined according to a method established by the Committee) at the time an Option or Stock Appreciation Right is granted.

“Fair Market Value” or (“FMV”) as of any specified date means the closing sale price of the Common Stock on the New York Stock Exchange - Composite Tape on such date or, if there are no sales on such date, on the next preceding day on which there are sales. If the shares are not then listed on the NYSE, and if the shares of Common Stock are then listed on any other national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange or on the NASDAQ National Market System or the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by the NASDAQ, the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on such date or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding such date for which such prices are available. In all events, with respect to Non-Qualified Options and Stock Appreciation Rights, Fair Market Value shall not be less than fair market value as determined under Code Section 409A, and with respect to Incentive Options, in a manner consistent with Code Section 422.

“Grant Date” means the grant date specified in the Award Agreement.

“Incentive Option” means an Option which is intended to be an “incentive stock option’’ as defined in Code Section 422.

“Non-Qualified Option” means an Option which is not intended to qualify as an Incentive Option as defined above.

“NYSE” means the New York Stock Exchange, any successor stock exchange thereto or such other stock exchange upon which the Common Stock is listed.

“Option” means an Incentive Option or a Non-Qualified Option granted by the Company pursuant to the Plan to purchase shares of Common Stock at an Exercise Price established by the Committee.

“Participant” means an Employee selected by the Committee to receive an Award. The term shall include any transferee or transferees of any person who has received an Award to the extent the transfer is permitted by the Plan and the applicable Award Agreement.

“Performance Award” means an Award of Performance Shares, and/or Performance Share Units.

“Performance Goal” means a target based on Performance Measures that is established by the Committee in connection with a Performance Award. Performance Goals may be established on a corporate-wide basis or with respect to one or more business units, divisions, or Subsidiaries or any combination thereof, and may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies, in each case as the Committee may deem appropriate.

“Performance Measures” means the measurable performance objective or objectives established pursuant to this Plan, when determined by the Committee, for Awards granted to Participants pursuant to this Plan. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Measures unsuitable, the Committee may in its discretion modify such Performance Measures or the goals or actual levels of achievement regarding the Performance Measures, in whole or in part, as the Committee deems appropriate and equitable. Refer to Section 12 for a non-exhaustive list of possible Performance Measures.

“Performance Period” means the period of time designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Performance Share” means a grant of shares of Common Stock which is contingent on achievement of Performance Goals and satisfaction of such other restrictions and conditions as may be established by the Committee.

“Performance Share Unit” means a grant of a Stock Unit which is contingent on the achievement of Performance Goals and satisfaction of such restrictions and conditions as may be established by the Committee.

“Period of Restriction” means any period designated by the Committee during which (i) the Common Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the terms of Award Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Award shall remain in effect.

“Plan” means this Public Service Enterprise Group Incorporated 2021 Long-Term Incentive Plan.

“Prior Plans” mean the Public Service Enterprise Group Incorporated 1989 Long-Term Incentive Plan, the Public Service Enterprise Group Incorporated 2001 Long-Term Incentive Plan and the Public Service Enterprise Group Incorporated 2004 Long-Term Incentive Plan.

“Reduction in Force” means an event determined by the Company to be a reduction in force.

“Restricted Stock” means an Award of Common Stock pursuant to Section 9, which is not a Restricted Stock Unit.

“Restricted Stock Unit” means a grant of a Stock Unit which is subject to transfer restrictions and a risk of forfeiture or other restrictions that will lapse upon the completion of service by the Participant, or achievement of other objectives or conditions, as determined by the Committee.

“Retirement” means cessation of services as an Employee for the Company or a Subsidiary by reason of satisfying the criteria for retirement (normal retirement or early retirement) under the provisions of the qualified defined benefit plan of the Company or Subsidiary in which the Employee participates on the date of the Employee’s cessation of services.

“Stock Appreciation Right” or “SAR” means a grant of an Award that will enable the Participant to receive shares of Common Stock or cash equal to the appreciation in value, if any, of the Common Stock between the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is granted and the Fair Market Value of the Common Stock on a future exercise date.

“Stock Unit” means a right to receive a share of Common Stock in the future.

“Subsidiary” means any corporation, limited liability company, partnership, joint venture or other entity during any period in which at least fifty percent of the voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee.

“Successor” means the person or persons entitled in lieu of the Participant to receive any shares of Common Stock or other benefits under the Plan by reason of a beneficiary designation, will, laws of intestacy, or family assignments as permitted under the Plan. The Successor of a deceased Participant shall be the person or persons entitled to do so under a beneficiary designation in accordance with Section 13 or, if none, under the Participant’s will or, if the Participant shall have failed to designate a beneficiary or make testamentary disposition of such Awards or shall have died intestate, by the Participant’s legal representative or representatives.

4.   Administration.

General. The Committee is responsible for administering this Plan subject to the provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee. The Committee, the Company, and the Company’s officers, administrators and Board of Directors shall be entitled to rely upon the advice, opinions or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company and all other parties.

Authority of the Committee and the Board. With respect to Awards granted to Employees, the Committee has full and exclusive discretionary power to determine eligibility and to interpret the terms of this Plan, any Award Agreement and any other document ancillary or related to this Plan, to determine eligibility for Awards. The Committee shall adopt such rules, regulations, forms and guidelines for administering this Plan as the Committee may deem necessary or proper. The Committee’s authority shall include, but not be limited to: (i) selecting Award recipients, (ii) establishing all Award terms and conditions, (iii) resolving or reconciling any ambiguity or inconsistency of or among provisions of the Plan, any Award Agreement or related documents, (iv) correcting any defect (including scrivener’s errors) in the Plan, Award Agreement or other related document, (v) supplying any omission in the Plan, Award Agreement or other related document, (vi) making substitutions or adjustments pursuant to Section 16, and (vii) subject to Section 17, adopting modifications and amendments to this Plan, any Award Agreement or other related document. In addition, the Committee is authorized to take any action it determines, in its sole discretion, to be appropriate subject only to the express limitations contained in this Plan, and no authorization in any Plan section or other provision of this Plan is intended or may be deemed to constitute a limitation on the authority of the Committee.

Delegation. To the extent permitted under applicable law and NYSE listing standards, the Committee may delegate to one or more of its members or to one or more officers or employees of the Company and its Subsidiaries, such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may authorize one or more officers of the Company (the “Authorized

Officers”) to do one or both of the following on the same basis as can the Committee: (a) designate Employees (other than the Authorized Officers) to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee or a Non-employee member of the Board of Directors who is considered an insider (as determined by the Board applying Section 16 of the Exchange Act and related guidance); (ii) the Committee action providing such authorization sets forth the total number of shares that may be issued with respect to Awards granted by such officer; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Any such allocation or delegation may be revised or revoked by the Committee at any time.

Minimum Vesting Requirements. The administrator shall provide that the Participant’s right to an Award, or a portion thereof, becomes non-forfeitable or unrestricted no earlier than the first anniversary of the Award’s Grant Date. Notwithstanding the preceding sentence, to the extent provided in the Award Agreement, an Award may become non- forfeitable or unrestricted earlier than the first anniversary of the Award’s Grant Date: (i) in connection with a Change in Control, or the death or Disability of the Participant, (ii) for retirement eligible individuals, provided that any such awards do not settle until the date that they otherwise would settle if the individual was not retirement eligible and/or had not retired, or (iii) with respect to up to five percent (5%) of the aggregate number of shares of Common Stock authorized for issuance under the Plan that shall be issued as an Award without regard to the employment vesting requirements.

Consultation.

In making its determinations relating to Award grants, the Committee may consult with the Chief Executive Officer of the Company and may take into account the recommendations of the Chief Executive Officer with respect to grants to be made to Employees other than the Chief Executive Officer. The Committee may also take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company’s success and such other factors as the Committee, in its discretion, shall deem relevant.

Clawback. All Awards granted under the Plan shall be subject to the Company’s Clawback Practice on the clawback or recoupment of gains realized from any Awards as may be in effect from time to time.

5.   Eligibility.

Subject to the provisions of the Plan, the Committee shall determine and designate, from time to time, those Employees who will be granted one or more Awards under the Plan, and who thereby will become “Participants” in the Plan.

(a)	In determining eligibility to receive an Award, as well as in determining the type and amount of the Award to any Participant, the Committee shall consider the position and responsibilities of the Employee being considered, the nature and value to the Company or a Subsidiary of such Employee’s services and accomplishments, such Employee’s present and potential contribution to the success of the Company or its Subsidiaries and such other factors as the Committee may deem relevant.

(b)

The Plan does not constitute a contract of employment or for provision of other services, and selection as a Participant will not give any Participant or other individual the right to be retained in the employ of or continue to provide services to the Company or any Subsidiary or give any Participant or other individual any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan, nor shall the Plan in any way interfere with the right of the Company or any Subsidiary to terminate the employment or services of any Participant or other individual at any time.

(c)

Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(d)	Awards need not be uniform among Participants. The receipt of an Award by a Participant shall not entitle that Participant to receive an Award in the future.

6.   Shares Available Under This Plan.

Number of Shares Available for Awards.

The type and number of shares of Common Stock for which Awards may be granted under the Plan shall be determined in accordance with this Section 6:

(a)

The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized but unissued or currently held or shares reacquired by the Company and held as treasury shares, including shares purchased in the open market or in private transactions, all at the time of the Award.

(b)

Subject to adjustment as provided in Section 16 herein, the maximum number of shares of Common Stock available for issuance to Participants under the Plan (the “Share Authorization”) as of the Effective Date shall be 8,000,000, increased by the number of shares attributable to Awards issued under the Prior Plans prior to the Effective Date “Aggregate Share Limit.”

(c)

Subject to Section 16, the maximum number of shares that may be covered by Awards granted to any one individual pursuant to this Plan shall be five hundred thousand (500,000) shares during any calendar year.

Share Usage. The number of shares available for issuance under the Plan, shall be subject to the following:

•

Shares of Common Stock covered by an Award shall only be counted as used to the extent they are actually issued and delivered to a Participant, or, if permitted by the Committee, a Participant’s designated transferee;

•

Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without issuance, are settled in cash in lieu of shares, or are exchanged with the Committee’s permission, prior to the issuance of the Common Stock, for Awards not involving shares of Common Stock, shall be available again for grant under the Plan;

•

The maximum number of shares that may be issued under an Award shall be counted against the Aggregate Share Limit at the time of grant and reserved for issuance, unless the Award Agreement provides that the Award will be paid in cash;

•

Any Award that is to be paid in cash pursuant to the applicable Award Agreement, whether or not such Award is denominated in shares, shall not result in any shares being counted against the Aggregate Share Limit and shares of Common Stock reserved for issuance;

•

The maximum number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units; and

•

Any shares withheld by the Company or otherwise used (i) to pay the Exercise Price of an Option granted under this Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under this Plan, shall, in each case, count against the Aggregate Share Limit.

Any Shares that are issued or transferred by, or that are subject to any Awards that are granted by, or become obligations of, the Company under Section 6(a) of this Plan will not reduce the Shares available under this Plan or otherwise count against the limits contained in Section 6 of this Plan. In addition, no Shares subject to an Award that is granted by, or becomes an obligation of, the Company under Section 6(b) of this Plan, will be added to the Aggregate Share Limit.

7.   Options

Grant of Options. Subject to the terms of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in its sole discretion; provided, however, that Incentive Options may be granted only to eligible Employees of the Company or any Subsidiary (as permitted under Code Sections 422 and 424) and only prior to the tenth anniversary of the Effective Date. An Employee who is employed by a Subsidiary may only be granted Options to the extent the Subsidiary is, as of the Grant Date, part of: (a) the Company’s controlled group of corporations, or (b) a trade or business under common control with the Company, each as determined under the rules of Code Section 414, but substituting for this purpose ownership of at least fifty percent (50%) of the Subsidiary to determine the members of the controlled group of corporations and the entities under common control. No Award of an Option may entitle a Participant to dividends or dividend equivalents with respect to the shares covered by the Option.

Award Agreement. Each Award of Options shall be evidenced by an Award Agreement that shall specify the Exercise Price, the maximum duration of the Option, the number of shares to which the Option pertains, the conditions upon which the Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement shall also specify whether the Option is intended to be an Incentive Option or a Non-Qualified Option.

Exercise Price. The Exercise Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion, shall be specified in the Award Agreement and must be at least equal to one hundred percent (100%) of the FMV of the underlying shares on the Grant Date. Notwithstanding the preceding sentence, Incentive Options shall be granted only in accordance with Code Section 422.

Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable on or after the tenth (10th) anniversary of its Grant Date.

Exercise of Options. Options may be exercised at such times and be subject to such restrictions and conditions as the Committee in its sole discretion shall in each instance approve, which terms and restrictions need not be the same for each Grant or for each Participant. Options, or a portion thereof, may become exercisable upon certain events, such as the Participant’s death, Disability, Reduction in Force, Retirement or termination of employment under certain circumstances. The aggregate FMV of shares with respect to which Incentive Options are exercisable for the first time by a grantee during any calendar year (under this Plan or any other plan adopted by the Company or its parent or subsidiary) shall not exceed one hundred thousand dollars ($100,000). If such aggregate

FMV (determined with respect to each Incentive Option at the time of grant) exceeds such amount, such number of Incentive Options as have an aggregate FMV equal to the amount in excess of such amount shall be treated as Non-Qualified Options.

Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of shares with respect to which the Option is to be exercised, accompanied by full payment for the shares as set forth below.

Payment of the Exercise Price is a condition precedent to the issuance of the shares as to which an Option is exercised. The Exercise Price shall be payable to the Company in full by, to the extent permitted by law: (a) paying cash or its equivalent; (b) tendering (either by actual delivery or attestation) previously acquired shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price; (c) cashless (broker- assisted or otherwise) exercise; (d) any combination of (a), (b), and (c); or (e) any other method or methods approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry shares or, if requested by the Participant, certificated shares in an appropriate amount based upon the number of shares purchased under the Option(s). Alternatively, if the relevant Award Agreement requires payment of cash or its equivalent at that time, the Company shall pay to the Participant the appropriate amount of cash or its equivalent.

Termination of Employment. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to exercise any Option following termination of the Participant’s employment with the Company and/or Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Prohibition on Repricing. Subject to Section 16, in no event shall the Committee or the Board, without first obtaining the approval of the Company’s shareholders, have the right to: (i) cancel outstanding Options for the purpose of replacing or re-granting such Options with an Exercise Price that is less than the original Exercise Price of the Option, or (ii) change the Exercise Price of an Option to an Exercise Price that is less than the original Exercise Price of the Option, or (iii) cancel outstanding Options with an Exercise Price that is more than the Fair Market Value of a Share on the date of cancellation in exchange for cash or another Award.

8.   Stock Appreciation Rights (SARs)

Grant of SARs. Subject to the terms of this Plan, SARs may be granted to Participants in such number, and upon such terms, at any time, and from time to time, as shall be determined by the Committee in its sole discretion. In addition, the Committee may grant SARs either (i) independently of Non-Qualified Options or (ii) in tandem with Non- Qualified Options such that the exercise of the Option or SAR with respect to a share of Common Stock cancels the tandem SAR or Non-Qualified Option, respectively, with respect to such share. However, an Employee of a Subsidiary may only be granted SARs to the extent the Subsidiary is, as of the Grant Date, part of: (a) the Company’s controlled group of corporations, or (b) a trade or business under common control with the Company, each determined under the rules of Code Section 414, but substituting for this purpose ownership of at least fifty percent (50%) of the Subsidiary to determine the members of the controlled group of corporations and the entities under common control.

The Exercise Price for each SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, except with respect to Awards granted under Section 16 of this Plan, the Exercise Price must be at least equal to one hundred percent (100%) of the FMV of the underlying shares on the Grant Date.

No Award of a SAR may entitle a Participant to dividends or dividend equivalents with respect to the shares covered by the SAR.

Award Agreement. Each Award of SARs shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the number of shares to which the SAR pertains, the conditions upon which the SAR shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

Term of SARs. The term of a SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable on or after the tenth (10th) anniversary of its Grant Date.

Exercise of SARs. SARs may be exercised at such times and be subject to such restrictions and conditions as the Committee in its sole discretion shall in each instance approve, which restrictions and conditions need not be the same for each Grant or for each Participant. SARs, or a portion thereof, may become exercisable upon certain events, such as the Participant’s death, Disability, Reduction in Force, Retirement or termination of employment under certain circumstances.

Settlement of SARs. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (i) the excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by (ii) the number of shares with respect to which the SAR is exercised.

At the discretion of the Committee, payment upon the exercise of a SAR may be in cash, shares or a combination thereof, or in any other manner approved by the Committee. The

Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

Termination of Employment. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to exercise any SAR following termination of the Participant’s employment with the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into each Participant, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Other Restrictions. The Committee may impose such restrictions on any shares acquired pursuant to the exercise of a SAR granted under this Plan as it may deem advisable.

Prohibition on Repricing. Subject to Section 16, in no event shall the Committee or the Board, without first obtaining the approval of the Company’s shareholders, have the right to: (i) cancel outstanding SARs for the purpose of replacing or regranting such SARs with an Exercise Price that is less than the original Exercise Price of the SAR, or (ii) change the Exercise Price of a SAR to an Exercise Price that is less than the original SAR Exercise Price, or (iii) cancel outstanding SARs with an Exercise Price that is more than the Fair Market Value of a Share on the date of cancellation in exchange for cash or another Award.

9.   Restricted Stock

Grant of Restricted Stock. Subject to the terms of this Plan, shares of Restricted Stock may be granted to Participants in such number, and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in its sole discretion.

Award Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction or Performance Period, the number of shares of Restricted Stock issued and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

Termination of Employment. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to retain shares of Restricted Stock following termination of the Participant’s employment with the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Other Restrictions. The Committee may impose such restrictions on any shares of Restricted Stock granted under this Plan as it may deem advisable including requirements that Participants pay stipulated purchase prices for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals and/or time- based restrictions placed on the shares by the Company upon vesting of such Restricted Stock. Restricted Stock, or a portion thereof, may become nonforfeitable or vest upon certain events, such as the Participant’s death, Disability, Reduction in Force, Retirement or termination of employment under certain circumstances.

Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those shares during the Period of Restriction.

Dividends. Except as otherwise set forth in the Award Agreement, dividends or other distributions paid on Restricted Stock shall be accumulated and payable subject to the same restrictions and conditions as the shares underlying the Award.

10. Restricted Stock Units

Grant of Restricted Stock Units. Subject to the terms of this Plan, Restricted Stock Units may be granted to Participants in such number, and upon such terms, at any time and from time to time, as shall be determined by the Committee in its sole discretion.

Award Agreement. Each Award of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Period of Restriction or Performance Period, the number Restricted Stock Units granted and such other provisions as the Committee shall determine.

Termination of Employment. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have vested in their Restricted Stock Units following termination of the Participant’s employment with the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Other Restrictions. The Committee may impose such restrictions on any Restricted Stock Units granted under this Plan as it may deem advisable including requirements that Participants pay stipulated purchase prices for each Share subject to a Restricted Stock Unit and/or time-based restrictions placed by the Company on the shares delivered to a Participant upon the vesting of the Restricted Stock Units. Restricted Stock Units, or a portion thereof, may become nonforfeitable or vest upon certain events, such as the Participant’s death, Disability, Retirement or termination of employment under certain circumstances.

Ownership. During the Period of Restriction or Performance Period, the Participant will have no rights of ownership in the shares subject to the Restricted Stock Units and shall have no right to vote such shares.

Dividend Equivalents. Except as otherwise set forth in the Award Agreement, dividend equivalents equal to the per-share cash dividend paid by the Company shall be accumulated on Restricted Stock Units and payable subject to the same restrictions and conditions as the shares underlying the Award.

11. Performance Awards.

Grant of Performance Awards. Subject to the terms of this Plan, Performance Awards may be granted to Participants in such number, and upon such terms, at any time and from time to time, as shall be determined by the Committee in its sole discretion.

Value of Performance Awards. Each Performance Award shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. The Committee shall set Performance Goals in its sole discretion which, depending on the extent to which they are met, will determine the value and number of Performance Awards upon which payout will be based.

Earning of Performance Awards. Subject to the terms of this Plan, including after the applicable Performance Period has ended, the holder of Performance Shares shall be entitled to receive payout based upon the value and number of Performance Shares earned by the Participant over the Performance Period determined as a function of the extent to which, or whether, the corresponding performance goals have been achieved.

Payment of Performance Awards. Payment of earned Performance Awards shall be in such form and at such time as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or shares (or in a combination thereof) equal to the value of the earned Performance Shares.

Termination of Employment. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to vest in their Performance Awards following termination of the Participant’s employment with the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Performance Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Other Restrictions. The Committee may impose such restrictions on any Performance Awards granted under this Plan as it may deem advisable. Any shares delivered to a Participant upon the vesting and settlement of Performance Awards may be subject to any restrictions deemed appropriate by the Committee. Performance Shares, or a portion thereof, may become nonforfeitable or vest upon certain events, such as the Participant’s death, Disability, Reduction in Force, Retirement or termination of employment under certain circumstances.

Ownership. During the Period of Restriction or Performance Period, the Participant will have no rights of ownership in the shares subject to the Restricted Stock Units and shall have no right to vote such Shares.

Dividends Equivalents. Except as otherwise set forth in the Award Agreement, dividend equivalents equal to the per-share cash dividend paid by the Company shall be accumulated on Performance Shares and payable subject to the same restrictions and conditions as the shares underlying the Award.

12. Performance Measures.

A non-exhaustive list of Performance Measures criteria established by the Committee that could be used for performance-based Awards under this Plan includes any of the following: revenue; earnings before interest, taxes, depreciation and amortization (EBITDA); operating income; pre- or after-tax income; cash flow; cash flow per share; net earnings; earnings per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; safety performance; workforce hiring plan measures; air quality control project management; environmental; OSHA recordable rate; lost time accident rate; forced outage rate; nuclear capacity factor; INPO rating; availability factor; customer average interruption duration index (CAIDI); system average interruption frequency index (SAIFI); or leak rate per mile.

Performance Measures may be applied by excluding the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by Generally Accepted Accounting Principles in the United States (“GAAP”). Any Performance Measure(s) may be used to measure the performance of the Company on a corporate-wide basis or one or more business units, divisions, or Subsidiaries and may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies, in each case as the Committee may deem appropriate. In establishing Performance Measures, the Committee may provide that any financial factor that in whole or in part comprises any Performance Measure will be determined in accordance with GAAP or that any such financial factor may be non-GAAP or that such financial factor may be adjusted to exclude any or all GAAP or non-GAAP items.

13. Non-Transferability.

Unless otherwise designated by the Committee to the contrary, each Award granted under the Plan shall by its terms be non-transferable by the Participant (except by will or the laws of descent and distribution). An Option or Stock Appreciation Right shall be exercisable during the Participant’s lifetime only by the Participant, their guardian or legal representative or by such other means as the Committee may approve from time to time that is not inconsistent with or contrary to the provisions of either Section 16(b) of the Exchange Act or Rule 16b-3, as either may be amended from time to time, or any law, rule, regulation or other provision that may hereafter replace such Rule. A Participant may also designate a beneficiary to exercise their Awards after the Participant’s death. An Option or Stock Appreciation Right transferred to a third-party financial institution shall be prohibited. The Committee may amend outstanding Awards to provide for transfer, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members.

14. Rights of Participant.

Nothing in this Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or service, at any time or for any reason, nor shall they confer upon any Participant any right to continue employment or service as an Employee for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or its Subsidiaries and, accordingly, subject to Sections 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company and its Subsidiaries.

15. Listing and Registration of Shares and Restrictions on Shares.

If at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of any of the shares subject to Awards under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the purchase or issue of shares thereunder, no outstanding Awards which would result in the purchase or issuance of shares may be exercised or otherwise settled unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors or the Committee. The Board of Directors or the Committee may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable law and shall have the authority to cause the Company at its expense to take any action related to the Plan which may be required in connection with such listing, registration, qualification, consent or approval.

The Committee may impose such restrictions on any shares acquired pursuant to any Award as it may deem advisable, including restrictions to comply with applicable state and federal securities laws, rules and regulations or any NYSE listing standards applicable to such shares.

In addition to any legends that may be required pursuant to applicable state and federal securities laws, certificates representing shares subject to Restricted Stock Awards may bear a legend substantially as follows:

The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the Public Service Enterprise Group Incorporated 2021 Long-Term Incentive Plan, and in an award document. A copy of such Plan and award documents may be obtained from Public Service Enterprise Group Incorporated.

The Company shall have the right to retain (or escrow) shares of Common Stock that are subject to Restricted Stock Awards until such time as all restrictions applicable to such shares have been satisfied. Shares subject to Restricted Stock Awards shall become freely transferrable (subject to applicable laws and Company imposed trading restrictions) once all restrictions applicable to such shares have been satisfied.

The Committee may require Participants to execute stock powers or other similar instruments in order to facilitate the return to the Company of shares upon forfeiture of Restricted Stock Awards or for such other purposes as deemed reasonably necessary by the Committee to facilitate the administration of the Plan, any Award Agreement or any Award.

Except as otherwise set forth in this Plan or any Award Agreement, neither the Participant nor their Successor will have any of the rights or privileges of a shareholder of the Company in respect of any shares deliverable hereunder unless and until certificates representing such shares (which may be certificated or in book entry form) will have been issued and recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (including through electronic delivery to a brokerage account).

16. Adjustments and Substitutions

Adjustments. The Committee may make such adjustments as it deems appropriate to meet the intent of the Plan in the event of changes that impact the Company’s share price or share status, provided that any such actions are consistently and equitably applicable to all affected Participants.

Adjustments in Authorized Shares. In the event of any corporate event or transaction (including a change in the shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up or split off, spinoff or spinout, or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in-kind, or other like change in capital structure, number of outstanding shares or distribution (other than normal cash dividends) to shareholders of the Company, issuance of rights or warrants, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, may substitute or adjust, as applicable, the number and kind of shares that may be issued under this Plan or under particular forms of Awards, the number and kind of shares subject to outstanding Awards, the Exercise Price applicable to outstanding Awards, other Award terms, and other value determinations applicable to outstanding Awards.

Notwithstanding anything in this Plan to the contrary:

•

Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units held by awardees of an entity engaging in a corporate acquisition or merger transaction with the Company or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the merger or acquisition, and, to the extent applicable, will be conducted in a manner that complies with Code Section 409A. The Awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for shares substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

•

In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges has shares available under a pre-existing plan previously approved by shareholders of the Company and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for Awards made after such acquisition or merger under this Plan; provided, however, that Awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or merger.

The determination of the Committee as to the adjustments and substitutions described above, if any, shall be conclusive and binding on the Company, Participants and beneficiaries under this Plan. The adjustments and substitutions described in this Section shall be made in compliance with: (i) Code Sections 422 and 424 with respect to Incentive Options; (ii) Treasury Department Regulation Section 1.424-1 (and any successor) with respect to Non-Qualified Options, applied as if the Non-Qualified Options were Incentive Options; and (iii) Code Section 409A, to the extent necessary for exemption therefrom, and to avoid adverse tax consequences.

17. Amendments and Termination.

(a)

The Board of Directors may amend this Plan as it shall deem advisable, except that the Board of Directors may not, without further approval of the shareholders of the Company, increase the total number of shares of Common Stock which may be issued under the Plan as set forth in Section 6(b) as Awards pursuant to Sections 7 through 12, to any Participant, or (b) change the class of individuals eligible for Awards. The Board of Directors may, in its discretion, terminate this Plan at any time. No amendment or termination may, in the absence of written consent to the amendment or termination by the affected Participant (or, if the Participant is not then living, the affected Successor), adversely affect the rights of any Participant or Successor under any Award granted under the Plan prior to the date such amendment or termination is effective, provided that adjustments pursuant to Section 16 are not subject to such limitation.

(b)

Notwithstanding any other provision of this Plan to the contrary, the Committee may amend the Plan or an Award Agreement prospectively or retroactively as it deems advisable to conform the Plan or such Award Agreement to any present or future law relating to plans of this or similar nature, to the administrative regulations and rulings promulgated thereunder or to Internal Revenue Service, the state and federal securities laws, rules and regulations or NYSE listing standards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Performance Awards under this Plan.

By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 17(b) to any Award granted under the Plan without further consideration or action. No amendment shall have a materially adverse impact to a Participant without written consent to the amendment by the Participant.

(c)

In no event shall the Committee or the Board, without first obtaining the approval of the Company’s shareholders, have the right to: (i) cancel outstanding Options or SARs for the purpose of replacing or re-granting such Options or SARs with an Exercise Price that is less than the original Exercise Price of the Option or SAR, or (ii) change the Exercise Price of an Option or SAR to an Exercise Price that is less than the original Option or SAR Exercise Price, or (iii) cancel outstanding Options or SARs with an Exercise Price that is more than the Fair Market Value of a Share on the date of cancellation in exchange for cash or another Award.

18. Tax Withholding.

Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount necessary to satisfy federal, state, local or other taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, an Award Agreement or Awards hereunder.

Share Withholding. With respect to withholding required upon the lapse of restrictions, settlement or any other taxable event arising as a result of an Award that is payable through the issuance and delivery of shares to the Participant, unless the Committee determines otherwise, each Participant may satisfy their withholding requirement by having the Company withhold a number of shares having a Fair Market Value on the date the withholding amount is to be determined in an amount not to exceed the maximum rate for the Participant in the applicable jurisdiction.

19. Foreign Jurisdictions.

The Committee may, from time to time, adopt, amend, and terminate under the Plan such arrangements, not inconsistent with the intent of the Plan, as it may deem necessary or desirable, to make available tax or other benefits of laws of any foreign jurisdiction to Participants who are subject to such laws and who receive Awards under the Plan.

20. Compliance with Code Section 409A.

The Company intends that this Plan and Awards granted under the Plan shall be exempt from, or otherwise comply with, the requirements of Code Section 409A, and it shall be interpreted and administered accordingly, including the six-month delay for specified employees. To the extent that Code Section 409A applies, the date of a termination of employment shall be determined in accordance with the separation from service rules under Code Section 409A.

21. Notices.

All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Secretary of the Company or mailed to its principal office, 80 Park Plaza, Newark, New Jersey 07102, addressed to the attention of the Secretary; and if to the Participant, shall be delivered personally or mailed to the Participant at the address appearing in the payroll records of the Company or Subsidiary or, if applicable, to the Participant’s Successor at the last known address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party.

22. General.

Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine; the singular shall include the plural and the plural shall include the singular.

Reference to “including”, “include” or “includes” does not limit the generality of the relevant statement.

The titles and headings of the sections of the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

If any part of the Plan is declared to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any part of the Plan so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such part to the fullest extent possible while remaining lawful and valid.

The provisions of the Plan shall take precedence over any conflicting provision contained in an Award or Award Agreement. All matters relating to the Plan, an Award Agreement or an Award granted hereunder shall, to the extent not preempted by Federal law, be governed and construed in accordance with the laws of the State of New Jersey, without regard to the principles of conflict of laws.

The Plan, the Award Agreement and any Award shall be binding on the Company and on successors to the Company, whether the existence of such successor to the Company is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation, or otherwise.

Action Required. If the Company, a Participant or beneficiary is required to take any action under this Plan within a certain number of days, and the final day of such period ends on Saturday, Sunday or a federal holiday, the Company, Participant or beneficiary must take such action no later than the last business day preceding such day.